SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2004

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

333-107066	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

Item 2. Acquisition of Assets

Acquisition of the 9 Technology Drive Building

On May 27, 2004, Wells REIT II – 9 Technology Drive, LLC, a single member Delaware limited liability company owned by Wells Operating Partnership II, L.P. (“Wells OP II”), purchased a two-story office building containing approximately 251,000 rentable square feet (the “9 Technology Drive Building”). Wells OP II is a Delaware limited partnership formed to acquire, own, lease and operate real properties on behalf of Wells Real Estate Investment Trust II, Inc. (the “Registrant”). The 9 Technology Drive Building is located on an approximate 16.6-acre parcel of land at 9 Technology Drive in Westborough, Massachusetts. The purchase price of the 9 Technology Drive Building was approximately $47.6 million, plus closing costs. The acquisition was funded with net proceeds raised from this offering and with proceeds from the Registrant’s $350 million line of credit with Bank of America, N.A. The 9 Technology Drive Building was purchased from Gateway Sherwood, Inc., which is not affiliated with the Registrant, Wells OP II or Wells Capital, Inc. (the “Advisor”).

The 9 Technology Drive Building, which was completed in 1992, is 100% leased to EMC Corporation (“EMC”). EMC, a company whose shares are publicly traded on the New York Stock Exchange, is a world leader in products, services and solutions for information storage and management. EMC reported a net worth, as of March 31, 2004, of approximately $11.1 billion. The current aggregate annualized base rent payable under the EMC lease, which expires in 2012, is approximately $4.0 million. EMC has the right, at its option, to extend the initial term of its lease for two additional five-year periods.

Wells Management Company, Inc. (“Wells Management”), an affiliate of the Advisor, will manage the 9 Technology Drive Building. Wells OP II does not intend to make significant renovations or improvements to the 9 Technology Drive Building in the near term. Management of Wells OP II believes that the 9 Technology Drive Building is adequately insured.

Since the 9 Technology Drive Building is leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, management believes that the financial condition and results of operations of the guarantor of the lease, EMC, is more relevant to investors than financial statements of the property acquired.

EMC currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding EMC is taken from its previously filed public reports:

	For the Fiscal Year Ended
	12/31/2003	12/31/2002	12/31/2001
Consolidated Statements of Operations	(in thousands)
Revenues	$6,236,808	$5,438,352	$7,090,633
Operating Income (Loss)	$401,157	$(493,831)	$(697,841)
Net Income (Loss)	$496,108	$(118,706)	$(507,712)

	As of the Fiscal Year Ended
	12/31/2003	12/31/2002	12/31/2001
Consolidated Balance Sheets	(in thousands)
Total Assets	$14,092,860	$9,590,447	$9,889,635
Long-term Debt	$129,966	$—	$—
Stockholders’ Equity	$10,884,721	$7,226,002	$7,600,820

For more detailed financial information regarding EMC, please refer to their financial statements, which are publicly available with the SEC at http://www.sec.gov.

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Item 7. Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2004 (unaudited)	F-2

Pro Forma Statement of Operations for the three months ended March 31, 2004 (unaudited)	F-4

Pro Forma Statement of Operations for the year ended December 31, 2003 (unaudited)	F-5

Item 9. Regulation FD Disclosure.

On June 9, 2004, the Board of Directors of Wells Real Estate Investment Trust II, Inc. declared dividends for the third quarter of 2004 in an amount equal to a 6.0% annualized percentage rate return on an investment of $10 per share to be paid in September 2004. A copy of the press release concerning the declaration of dividends for the third quarter of 2004 is filed as Exhibit 99.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC. (Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice-President, Treasurer and
Principal Financial Officer

Date: June 9, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 9, 2004

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WELLS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust II, Inc., a Maryland corporation (“Wells REIT II”), included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2004. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports on Form 8-K previously filed.

The following unaudited pro forma balance sheet as of March 31, 2004 has been prepared to give effect to the second quarter 2004 acquisitions of the Manhattan Towers Property (the “Other Recent Acquisition”) and the 9 Technology Drive Building (collectively, the “Recent Acquisitions”) by Wells Operating Partnership II, LP (“Wells OP II”) as if the acquisitions occurred on March 31, 2004. Wells OP II is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT II, and is a consolidated subsidiary of Wells REIT II.

The following unaudited pro forma statement of operations for the three months ended March 31, 2004 has been prepared to give effect to the first quarter 2004 acquisitions of the Weatherford Center Houston Building, the New Manchester One Building, the Republic Drive Buildings (collectively, the “2004 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2003.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the 2004 Acquisitions and the Recent Acquisitions as if the acquisitions occurred on January 1, 2003. The New Manchester One Building had no operations during the year ended December 31, 2003 and, accordingly, has not been included in the pro forma statement of operations for the year ended December 31, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2004 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2003. In addition, the pro forma balance sheet includes allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

MARCH 31, 2004

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Recent Acquisitions
		Other		9 Technology Drive
REAL ESTATE ASSETS, at cost:
Land	$11,218,975	$11,200,000	(b)	$5,500,000	(b)	$28,160,569
		168,913	(c)	72,681	(c)

Buildings	42,765,019	59,533,772	(b)	31,594,675	(b)	135,639,142
		1,187,953	(c)	557,723	(c)

Intangible lease assets	11,653,883	12,915,310	(b)	6,569,813	(b)	31,139,006

Total real estate assets	65,637,877	85,005,948		44,294,892		194,938,717

CASH AND CASH EQUIVALENTS	14,847,362	95,752,953	(d)	(27,264,967	)(b)	0
		(2,163,909	)(e)
		(61,884,439	)(f)
		(19,287,000	)(g)

RESTRICTED CASH	1,844,391	0		0		1,844,391

RENT RECEIVABLE	257,931	0		0		257,931

PREPAID EXPENSES AND OTHER ASSETS	3,742,889	19,287,000	(g)	0		23,029,889

DEFERRED PROJECT COSTS	441,000	2,163,909	(e)	(630,404	)(c)	617,639
		(1,356,866	)(c)

DEFERRED FINANCING COSTS	470,444	0		0		470,444

DEFERRED LEASE ACQUISITION COSTS	7,536,437	6,319,893	(b)	4,040,479	(b)	17,896,809

INVESTMENT IN BONDS	18,000,000	0		0		18,000,000

Total assets	$112,778,331	$123,837,489		$20,440,000		$257,055,820

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Recent Acquisitions
		Other		9 Technology Drive
LIABILITIES:
Line of Credit	$37,789,838	$89,968,975	(b)	$20,440,000	(b)	$86,314,374
		(61,884,439	)(f)
Obligation under capital lease	18,000,000	0		0		18,000,000
Accounts payable and accrued expenses	1,833,741	0		0		1,833,741
Escrowed investor proceeds	1,844,391	0		0		1,844,391
Due to affiliates	503,290	0		0		503,290
Dividends payable	59,848	0		0		59,848

Total liabilities	60,031,108	28,084,536		20,440,000		108,555,644

MINORITY INTEREST	99,875	0		0		99,875

REDEEMABLE COMMON SHARES	48,753	0		0		48,753

STOCKHOLDERS’ EQUITY:
Common shares, $.01 par value; 900,000,000 shares authorized, 6,079,335 shares issued and outstanding at March 31, 2004 and 100 shares issued and outstanding at December 31, 2003	60,793	108,195	(d)	0		168,988
Additional paid in capital	53,594,373	95,644,758	(d)	0		149,239,131
Accumulated deficit	(1,007,818)	0		0		(1,007,818)
Redeemable common shares	(48,753)	0		0		(48,753)

Total stockholders’ equity	52,598,595	95,752,953		0		148,351,548

Total liabilities and stockholders’ equity	$112,778,331	$123,837,489		$20,440,000		$257,055,820

(a)	Historical financial information derived from quarterly report filed on Form 10-Q. As stated therein, Wells OP II is a consolidated subsidiary of Wells Real Estate Investment Trust II, Inc.
(b)	Reflects Wells Real Estate Investment Trust II, Inc.’s purchase price for the assets, land, building and liabilities assumed or incurred, net of any purchase price adjustments.
(c)	Reflects deferred project costs applied to the land and building at approximately 2.312% of the cash paid for purchase.
(d)	Reflects capital raised through issuance of additional shares subsequent to March 31, 2004 through May 27, 2004, net of organizational and offering costs, commissions and dealer-manager fees.
(e)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (d) above.
(f)	Reflects pay down of acquisition-related borrowings through May 27, 2004 using capital raised described in note (d) above.
(g)	Reflects earnest money delivered subsequent to March 31, 2004 in connection with pending acquisitions.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2004

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments						Pro Forma Total
		2004 Acquisitions		Recent Acquisitions
				Other		9 Technology Drive
REVENUES:
Rental income	$810,694	$1,145,385	(b)	$1,534,368	(b)	$881,049	(b)	$4,371,496
Tenant reimbursements	115,217	208,278	(c)	364,413	(c)	208,649	(c)	896,557
Interest and other income	60,959	0		0		0		60,959

	986,870	1,353,663		1,898,781		1,089,698		5,329,012

EXPENSES:
Depreciation	130,842	133,784	(d)	379,511	(d)	200,952	(d)	845,089
Property operating costs	273,654	410,315	(e)	812,970	(e)	208,649	(e)	1,705,588
Asset management fees	24,830	95,797	(f)	118,588	(f)	62,880	(f)	302,095
Amortization of deferred leasing costs	50,555	199,946	(g)	234,070	(g)	123,688	(g)	608,259
General and administrative	612,138	0		0		0		612,138
Interest expense	908,339	403,635	(h)	262,008	(h)	171,185	(h)	1,745,167

	2,000,358	1,243,477		1,807,147		767,354		5,818,336

INCOME (LOSS) BEFORE MINORITY INTEREST	$(1,013,488)	$110,186		$91,634		$322,344		$(489,324)

MINORITY INTEREST IN LOSS OF CONSOLIDATED SUBSIDIARIES	$(6,140)	$0		$0		$0		$(6,140)

NET INCOME (LOSS)	$(1,007,348)	$110,186		$91,634		$322,344		$(483,184)

NET INCOME (LOSS) PER SHARE, basic and diluted	$(0.43)							$(0.03)

WEIGHTED AVERAGE SHARES, basic and diluted	2,357,638							16,898,877

(a)	Historical financial information derived from annual report on Form 10-Q.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(e)	Consists of property operating expenses.
(f)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance these acquisitions.
(g)	Amortization of deferred leasing costs is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on lines of credit used to acquire assets, which bore interest at approximately 3.35% for the three months ended March 31, 2004.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments						Pro Forma Total
		2004 Acquisitions		Recent Acquisitions
				Other		9 Technology Drive
REVENUES:
Rental income	$0	$6,207,673	(b)	$5,581,883	(b)	$3,524,196	(b)	$15,313,752
Tenant reimbursements	0	1,055,859	(c)	1,400,285	(c)	808,279	(c)	3,264,423
Interest and other income	0	0		0		0		0

	0	7,263,532		6,982,168		4,332,475		18,578,175

EXPENSES:
Depreciation	0	726,275	(d)	1,518,043	(d)	803,810	(d)	3,048,128
Property operating costs	0	2,894,400	(e)	3,251,878	(e)	808,279	(e)	6,954,557
Asset management fees	0	318,776	(f)	489,379	(f)	259,488	(f)	1,067,643
Amortization of deferred leasing costs	0	938,129	(g)	936,280	(g)	494,753	(g)	2,369,162
General and administrative	94,455	0		0		0		94,455
Interest expense	0	2,021,862	(h)	1,079,316	(h)	705,180	(h)	3,806,358

	94,455	6,899,442		7,274,896		3,071,510		17,340,303

INCOME (LOSS) BEFORE MINORITY INTEREST	$(94,455)	$364,090		$(292,728)		$1,260,965		$1,237,872

MINORITY INTEREST IN LOSS OF CONSOLIDATED SUBSIDIARIES	$(93,985)	$0		$0		$0		(93,985)

NET INCOME (LOSS)	$(470)	$364,090		$(292,728)		$1,260,965		$1,331,857

NET INCOME (LOSS) PER SHARE, basic and diluted	$(4.70)							$0.08

WEIGHTED AVERAGE SHARES, basic and diluted	100							16,898,877

(a)	Historical financial information derived from annual report on Form 10-K.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(e)	Consists of property operating expenses.
(f)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance these acquisitions.
(g)	Amortization of deferred leasing costs is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on lines of credit used to acquire assets, which bore interest at approximately 3.45% for the year ended December 31, 2003.

The accompanying notes are an integral part of this statement.